REGISTRATION STATEMENT NO. 2-76640

                                                                        811-3429

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 35

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 35

                            CAPITAL APPRECIATION FUND

                           (Exact name of Registrant)

                 ONE CITYPLACE, HARTFORD, CONNECTICUT 06103-3415

                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (860) 308-1000
                                                            -------------

                                ERNEST J. WRIGHT

                       SECRETARY TO THE BOARD OF TRUSTEES

                            Capital Appreciation Fund

                                  One Cityplace

                        HARTFORD, CONNECTICUT 06103-3415

                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: ______________________

It is proposed that this filing will become effective (check appropriate box):

[ N/A ]     immediately upon filing pursuant to paragraph (b).

[ X ]       on May 3, 2004 pursuant to paragraph (b).

[ N/A ]     60 days after filing pursuant to paragraph (a)(1).

[ N/A ]     on __________ pursuant to paragraph (a)(1)

[ N/A ]     _____ days after filing pursuant to paragraph (a)(2).

[ N/A ]     on __________ pursuant to paragraph (a)(2) of Rule 485.



If appropriate, check the following box:

[ N/A ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                            CAPITAL APPRECIATION FUND

                            GOAL -- GROWTH OF CAPITAL

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                   May 3, 2004

TABLE OF CONTENTS

Goals and Investments...................................   2      Transfer Agent and Fund Administrator................    6
Fund Performance........................................   3      Shareholder Transactions and Pricing.................    7
Fees and Expenses.......................................   3      Tax Consequences of Dividends and
Investment Objective, Strategies and                                 Distributions.....................................    8
   Related Risks........................................   4       Financial Highlights................................    9
Management..............................................   6      Appendix.............................................  A-1
   Investment Adviser...................................   6
   The Subadviser and Portfolio Manager.................   6


 -------------------------------------------------------------------------------
 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
 -------------------------------------------------------------------------------

                              CAPITAL APPRECIATION

                              Goals and Investments

                                      ------------------------------------------
FUND'S OBJECTIVE: Growth of capital   INVESTMENT ADVISER:      Travelers Asset
                                                               Management
                                                               International
                                                               Company LLC
                                                               ("TAMIC")

KEY INVESTMENTS:  Equity Securities   SUBADVISER:              Janus Capital
                                                               Management LLC

                                      PORTFOLIO MANAGER:       Scott Schoelzel
                                      ------------------------------------------

SELECTION PROCESS: The Fund normally invests at least 65% of its total assets in equity securities of issuers of any size and industry. The portfolio manager selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The portfolio manager uses a growth approach to evaluate stocks demonstrating potential capital growth based on the following characteristics:

o    earnings growth and predictability             o    high return on equity with low dividend payout ratio
o    leading/strong market position                 o    experienced/seasoned management team
o    management holds significant equity position   o    experienced record of profitability
o    strong financial position                      o    strong cash flows
o    established industry position                  o    representing industry with a positive growth outlook
o    healthy balance sheet

The Fund may also invest up to 35% of its assets in bonds rated below investment grade ("junk bonds") and 25% of its total assets in foreign securities.

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and smaller companies risk, where market values may be more erratic and stocks more thinly traded than the general market. Other principal risks may be foreign securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. The Fund is also subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, including lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. For more information on the Fund's investments and related risks, see "Investment Objective, Strategies and Related Risks," the Appendix to this prospectus and the Statement of Additional Information ("SAI").

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Standard & Poor's 500 ("S&P 500") and the Russell 2000 Indices. The Indices are unmanaged and therefore do not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.


YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

[The data below represents a graphic in the printed report.]

-4.76   36.37   28.21   26.14   61.63   53.52   -21.88   -26.09   -25.09   24.91
--------------------------------------------------------------------------------
'94     '95     '96     '97     '98     '99     '00      '01      '02      '03

---------------------------------------------------------------
   Best Quarter:                (4th '99)           34.85%
   Worst Quarter:               (1st '01)          -20.81%
---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2003
                             1 YEAR     5 YEAR      10 YEAR
                           ----------- ---------- ------------
   Capital Appreciation        24.91%      3.67%       10.86%
   S&P 500                     28.67%      0.57%       11.06%
   Russell 2000                47.25%      7.13%        9.47%
---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.

SHAREHOLDER FEES
(paid directly from your investment).........       N/A
-------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)*
-------------------------------------------------------------
Management Fees..............................      0.75%
Distribution and Service (12b-1) Fees........      None
Other Expenses**.............................      0.07%
                                                -------------
Total Annual Fund Operating Expenses.........      0.82%*

--------------

* The Fund has a voluntary expense cap of 1.25%. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.

** Other Expenses include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the Total Annual Fund Operating Expenses in the table above and assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

     1 YEAR         3 YEARS        5 YEARS       10 YEARS
   -----------     ----------     ----------     -------------
      $84            $262           $455          $1,014

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and instruments subject to its investment policy, as described on page 2 of this prospectus, and in the SAI. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. Listed below is more information on the Fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE               The Fund's investment objective is not
                                   fundamental, and its investment policies may be changed by the Trust's Board of Trustees
                                   ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                                   Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

GROWTH INVESTING                   This investment approach involves buying
                                   stocks with above- average growth rates.
                                   Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than value stocks and the market averages.

FIXED-INCOME INVESTMENTS           Fixed-income securities include U.S.
                                   Government obligations, certificates of
                                   deposit, and short-term money market
                                   instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                   The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. The price of a bond is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

LOWER-QUALITY FIXED-INCOME         High-yield, high-risk securities, commonly
SECURITIES                         called "junk bonds," are considered
                                   speculative. While generally providing
                                   greater income than investments in
                                   higher-quality securities, these
                                   lower-quality securities involve greater risk of principal and income than higher-quality securities (including the possibility of default or bankruptcy of the issuers of the security). Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

FOREIGN SECURITIES INVESTMENTS     An investment in foreign securities involves
                                   risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears
                                   "information" risk associated with the
                                   different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

DERIVATIVES AND HEDGING            Derivative contracts, such as futures and
                                   options on securities, may be TECHNIQUES used for any of the following purposes:

                                   o    To hedge against the economic impact of
                                        adverse changes in the market value of
                                        its securities, due to changes in stock
                                        market prices, currency exchange rates
                                        or interest rates

                                   o    As a substitute for buying or selling
                                        securities

                                   o    To enhance return

                                   o    Forward foreign currency contracts may
                                        be used to hedge against foreign
                                        currency exposure

                                   Even a small investment in derivative
                                   contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK                     Fund investors are subject to selection risk
                                   in that a strategy used, or stock selected, may fail to have the desired effect.
                                   Specifically, stocks believed to show
                                   potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITION       The Fund may depart from principal investment
                                   strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER                 The Fund may actively trade portfolio
                                   securities in an attempt to achieve its
                                   investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's transaction costs and may have an adverse impact on the Fund's performance.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

     o    other investment companies used to fund variable products

     o    individual and pooled pension and profit-sharing accounts

     o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

     o    nonaffiliated insurance companies

For the year ended December 31, 2003, the Fund paid TAMIC 0.75% of the Fund's average daily net assets.

THE SUBADVISER AND PORTFOLIO MANAGER

The subadviser is Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, 80206. TAMIC pays a subadvisory fee to Janus. Janus Capital also acts as an investment adviser to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts. Mr. Scott Schoelzel has served as the Fund's day-to-day portfolio manager since August, 1997. Mr. Schoelzel joined Janus Capital in January, 1994, and is Executive Vice President and Portfolio Manager of Janus Twenty Fund, also since August, 1997.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the Fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the Fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the Fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value ("NAV") of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("Exchange") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency. In cases where market quotations are not readily available or, for foreign securities, if the values have been materially impacted by events occurring after the closing of a foreign market, an asset is valued at fair value as determined in good faith in accordance with procedures adopted by the Trust's

Board of Trustees ("Board"). However, this procedure is not used to determine the value of the securities owned by a Fund if, in the opinion of the Board or the committee appointed by the Board, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

EXCESSIVE EXCHANGE TRANSACTIONS

Excessive trading of Fund shares can harm the Fund and its shareholders. However, the Fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the Fund generally has little or no access to the records of individual contract holders. The Fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of Fund shares. The sponsoring insurance company has advised the Fund that it has procedures it uses in seeking to monitor excessive and abusive trading by a contract owner. There can be no assurance, however, that excessive trading in the fund's shares will not occur.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                            CAPITAL APPRECIATION FUND

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.

                                                                            YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                           2003(1)      2002(1)      2001(1)         2000        1999
                                                         ------------  -----------   ---------    -----------  ---------
NET ASSET VALUE, BEGINNING OF YEAR....................   $     44.38   $    60.30    $  82.01     $   108.80   $  72.74
INCOME (LOSS) FROM OPERATIONS:
   Net Investment Income..............................          0.07         0.14        0.61           0.29       0.04
   Net realized and unrealized gain (loss)............         10.99       (15.24)     (22.01)        (23.29)     38.08
Total Income (Loss) From Operations...................         11.06       (15.10)     (21.40)        (23.00)     38.12
LESS DISTRIBUTIONS FROM:
   Net Investment Income..............................         (0.03)       (0.81)      (0.31)         (0.04)     (0.07)
   Net realized gains (2).............................            --           --          --          (3.75)     (1.99)
   Capital............................................         (0.00)*      (0.01)         --             --         --
Total Distributions...................................         (0.03)       (0.82)      (0.31)         (3.79)     (2.06)
NET ASSET VALUE, END OF YEAR..........................   $     55.41   $    44.38    $  60.30     $    82.01   $ 108.80
TOTAL RETURN (3)......................................         24.91%      (25.09)%    (26.09)%       (21.88)%    53.52%
NET ASSETS, END OF YEAR (MILLIONS)....................   $       986   $      864    $  1,300     $    1,797   $  1,915
RATIOS TO AVERAGE NET ASSETS:
   Expenses (4).......................................          0.82%        0.84%       0.84%          0.83%      0.83%
   Net Investment Income..............................          0.14         0.27        0.91           0.30       0.07
PORTFOLIO TURNOVER RATE...............................            59%          52%         47%            30%        37%

--------------

*    Amount represents less than $0.001 per share.

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

THIS PAGE INTENTIONALLY LEFT BLANK

                                    APPENDIX

                            Capital Appreciation Fund

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUES

American, Global and European Depositary Receipts
Asset-Backed Mortgage Securities
Bankers Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
High-Yield, High Risk Debt Securities
Illiquid Securities
Indexed Securities
Index Futures Contracts
Investment Company Securities (including Janus money market funds) Investment Grade Debt Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Loan Participations
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Other Direct Indebtedness
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Rights and Warrants
Short Sales "Against the Box"
Short-Term Money Market Instruments
Swap Agreements
Temporary Bank Borrowing
U.S. Government Obligations
Variable Amount Master Demand Notes
When-Issued Securities
Writing Covered Call Options

                            CAPITAL APPRECIATION FUND

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly impacted the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  WRITE -- TRAVELERS LIFE AND ANNUITY, P.O. BOX 990009, HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

(1940 Act # 811-3429)


L-11171                                                                 May 2004

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            CAPITAL APPRECIATION FUND

                                   MAY 3, 2004

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with the Capital Appreciation Fund's prospectus dated May 3, 2004 and the 2003 annual shareholder report. This SAI is incorporated by reference into the prospectus and is legally a part of the prospectus. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us collect at:

                         The Travelers Insurance Company

                                Annuity Services

                                  One Cityplace

                           Hartford, Connecticut 06103

                      Phone number 800-842-9368 (toll free)

or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

Fund History...........................................................      2
Investment Objective, Policies and Risks ..............................      2
Investment Restrictions................................................     15
Valuation and Pricing..................................................     16
Distributions..........................................................     17
Trustees and Officers..................................................     17
Code of Ethics.........................................................     21
Declaration of Trust...................................................     21
Investment Advisory Services...........................................     21
Redemptions in Kind....................................................     26
Brokerage..............................................................     26
Fund Administration....................................................     27
Shareholder Rights.....................................................     27
Federal Tax Status of the Fund.........................................     27
Performance............................................................     31
Financial Statements...................................................     32
Additional Information.................................................     32
Appendix A - Ratings...................................................    A-1
Appendix B - Proxy Voting Policies and Procedures......................    B-1

                                  FUND HISTORY

Capital Appreciation Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the SEC as an open-end investment company or mutual fund. The Fund is diversified as that term is defined under the 1940 Act. It was formed as a Massachusetts business trust on March 18, 1982.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund's investment objective is to provide growth of capital primarily through the use of equity securities. To achieve this objective, the Fund invests principally in equity securities of small to large companies. As described in the prospectus, the Fund's policy generally is to be fully invested in common stocks, securities convertible into common stocks, and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. The Fund may also invest in debt instruments and money market instruments. The Fund may enter into repurchase agreements, write covered call options and purchase call or put options.

The Fund's investment objective and, unless noted as fundamental, its investment policies may be changed by the Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Listed below for quick reference are the other types of investments that the Fund may make and the Fund's investment techniques. More detailed information about the Fund's investments and investment techniques follows the chart.

Investors are reminded that this SAI supplements the information contained in, and should be read with, the Capital Appreciation Fund's prospectus dated May 3, 2004 and the 2003 annual shareholder report.

--------------------------------------------------------------------------------
   INVESTMENT TECHNIQUE
--------------------------------------------------------------------------------
   American Depositary Receipts
--------------------------------------------------------------------------------
   Asset-Backed Mortgage Securities
--------------------------------------------------------------------------------
   Bankers' Acceptances
--------------------------------------------------------------------------------
   Buying Put and Call Options
--------------------------------------------------------------------------------
   Certificates of Deposit
--------------------------------------------------------------------------------
   Commercial Paper
--------------------------------------------------------------------------------
   Convertible Securities
--------------------------------------------------------------------------------
   Corporate Asset-Backed Securities
--------------------------------------------------------------------------------
   Debt Securities
--------------------------------------------------------------------------------
   Emerging Market Securities
--------------------------------------------------------------------------------
   Equity Securities
--------------------------------------------------------------------------------
   Floating & Variable Rate Instruments
--------------------------------------------------------------------------------
   Foreign Securities
--------------------------------------------------------------------------------
   Forward Contracts on Foreign Currency
--------------------------------------------------------------------------------
   Futures Contracts
--------------------------------------------------------------------------------
   High-Yield, High-Risk Bonds
--------------------------------------------------------------------------------
   Illiquid Securities
--------------------------------------------------------------------------------
   Indexed Securities
--------------------------------------------------------------------------------
   Index Futures Contracts
--------------------------------------------------------------------------------
   Investment Company Securities
--------------------------------------------------------------------------------
   Investment in Unseasoned Companies
--------------------------------------------------------------------------------
   Lending Portfolio Securities
--------------------------------------------------------------------------------
   Letters of Credit
--------------------------------------------------------------------------------
   Loan Participations and Other Direct Indebtedness
--------------------------------------------------------------------------------
   Options on Foreign Currencies
--------------------------------------------------------------------------------
   Options on Stock Index Futures Contracts
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   INVESTMENT TECHNIQUE
--------------------------------------------------------------------------------
   Options on Stock Indices
--------------------------------------------------------------------------------
   Real Estate-Related Instruments
--------------------------------------------------------------------------------
   Repurchase Agreements
--------------------------------------------------------------------------------
   Reverse Repurchase Agreements
--------------------------------------------------------------------------------
   Rights and Warrants
--------------------------------------------------------------------------------
   Short Sales "Against the Box"
--------------------------------------------------------------------------------
   Short-Term Money Market Instruments
--------------------------------------------------------------------------------
   Swap Agreements
--------------------------------------------------------------------------------
   Temporary Bank Borrowing
--------------------------------------------------------------------------------
   U.S. Government Obligations
--------------------------------------------------------------------------------
   Variable Amount Master Demand Notes
--------------------------------------------------------------------------------
   When-Issued & Delayed Delivery Securities
--------------------------------------------------------------------------------
   Writing Covered Call Options

This section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

COMMON STOCKS. As stated in the prospectus, the Fund invests in equity securities (equity interests) of issuers of any size. Common stocks represent generally ownership of a corporation. Over time, equities have provided the greatest long-term growth potential but over short periods can be subject to great fluctuations in stock market prices. Stock funds are subject to market risk: specifically, stock market values are more volatile generally than are bond or money market values. Volatility means that prices will go down as well as up, which in turn, means that investors may lose money on an investment in the Fund. Market values are affected by many factors, including business conditions, investor confidence in the economy, current conditions in a particular industry or company. Equities are subject to financial risks relating to an issuer's earnings stability and overall soundness. To the extent that the Fund has invested in equities issued by smaller companies, the Fund may be more subject to more abrupt or erratic market movements than it would have if it invested only in securities of larger, more established companies.

WARRANTS AND RIGHTS. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible bonds or preferred stock with warrants or stock call options. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

WRITING COVERED CALL OPTIONS. The Fund may write or sell covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Fund may only write "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

Writing call options permits the Fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair the Fund's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS. The Fund may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the "over-the-counter" market with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Fund pays a premium in exchange for the right to purchase (call) or sell
(put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the amount of the option premium paid.

The Fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

The Fund uses put and call options for bona fide hedging purposes only. The investment adviser identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, the investment adviser identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, the investment adviser identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

OPTIONS ON STOCK INDICES

In seeking to hedge all or a portion of its investments, a Fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. The Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to an adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when an adviser desires that a Fund engage in such a transaction.

SWAPS. Swaps are over-the-counter ("OTC") agreements that typically require counterparties to make periodic payments to each other for a specified period. The calculation of these payments is based on an agreed-upon amount (called the notional amount) that generally is exchanged only in currency swaps. In other swaps, payments are usually made on a net basis, which means that on any given day, the Fund would receive or pay only the amount by which its payments under the agreement is less than or exceeds the amount of the counterparty's payments. The periodic payments may be a fixed or floating (variable) amount. Floating payments may change with fluctuations in interest or currency rates or equity or commodity prices, depending on the contract terms. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the Unites States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

INVESTMENT IN UNSEASONED COMPANIES: The Fund may also invest Fund assets in securities of companies that have operated for less than three years, including the operations of predecessors. Except for Equity Income. Large Cap and Pioneer Fund, the Fund has undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

LETTERS OF CREDIT: The Fund may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit-backed investment.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

The Fund may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligates the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

OPTIONS ON FOREIGN CURRENCIES. As with other kinds of options transactions, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

REAL ESTATE-RELATED INSTRUMENTS: The Fund may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Fund elects to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Fund's custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

The floating and variable rate obligations that the Fund may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

FOREIGN AND EMERGING MARKETS SECURITIES AND ADRS. The Fund may invest up to 25% of its total assets in foreign securities. These securities may include U.S. dollar-denominated securities, debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

The Fund may invest in American Depositary Receipts ("ADRs"). Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign countries and restrictions in certain countries on direct investment by foreign entities, a Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Subject to any limit on the Fund's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that the Fund's assets are invested substantially in a single country or market, the Fund is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer the Fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Foreign settlement procedures and trade regulations may involve higher commission rates and risks and expenses not present in U.S. settlements. Changes in foreign exchange rates affects the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

Many of the foreign securities held by the Fund are not registered with, nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FUTURES CONTRACTS. The Fund may use financial futures contracts either as a hedge to protect against anticipated changes in stock prices and interest rates, or to facilitate the purchase or sale of securities or, to a limited extent, to seek to enhance return. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. When a futures contract is purchased, the Fund sets aside cash or liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Hedging by use of interest rate futures seeks to protect the portfolio against potential adverse movements in interest rates. When hedging is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities is substantially offset by depreciation in the value of the futures position.

Positions taken in the futures markets normally are not held to maturity but instead are liquidated through offsetting transactions that may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if less, a loss. While futures positions taken by the Fund usually are liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

The Fund will not purchase or sell futures contracts or related options for non-hedging purposes if the aggregate initial margin and premiums required to establish such positions exceeds five percent of the fair market value of its net assets, after taking into account unrealized profits and unrealized losses on any such contracts into which it has entered.

All stock index and interest rate futures contracts are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). The Fund further seeks to assure that fluctuations in the price of any futures contracts that it uses for hedging purposes are substantially related to fluctuations in the price of the securities it holds or expects to purchase, although there can be no assurance that the expected result will always be achieved.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS. While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Fund may benefit from the use of such futures, changes in stock price movements or interest rates may result in a poorer overall performance for the Fund than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The investment adviser attempts to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged. Successful use of futures contracts for hedging purposes is also subject to the investment adviser's ability to predict correctly movements in the direction of the market.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. The Fund also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. The Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

FORWARD CONTRACTS ON FOREIGN CURRENCY. A forward contract is an agreement between two parties where one party is obligated to deliver a stated amount of a particular asset at a specified future time, and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties to the contract. The contracting parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's total net assets. A forward currency contract is an obligation to buy (sell) an amount of a specified currency for an agreed price, which may be in U.S. dollars or a foreign currency. In the normal course of business, the Fund exchanges foreign currencies for U.S. dollars and for other foreign currencies; it may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may engage in a "position hedge" whereby it hedges some or all of its investments denominated in a foreign currency (or exposed to foreign currency fluctuations) against a decline in the value of the foreign currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency or by participating in options or futures contracts with respect to the currency. The Fund also may engage in position hedging with a "proxy" currency (one whose performance is expected to replicate or exceed the performance of the foreign currency relative to the U.S. dollar). The Fund also may enter into an "anticipatory" position hedge with respect to a currency when the Fund is considering the purchase or sale of investments denominated in or exposed to that currency. In any of these circumstances, the Fund may enter into a "cross hedge" whereby it uses a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies.

These types of hedging can minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S.-dollar value of the proceeds of or rates of return on the Fund's foreign securities. It is difficult to match precisely the increase in value of a forward contract to the decline in the U.S.-dollar value of the foreign asset that is the subject of the hedge. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform in a similar manner to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is unable to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's foreign contracts' commitments with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

U.S. GOVERNMENT OBLIGATIONS. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund's investment adviser, Travelers Asset Management International Company, LLC ("TAMIC"), determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Fund may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the Fund's customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Fund's net asset value daily from the commitment date. While the subadviser intends for the Fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, the Fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Fund does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when the Fund commits to purchase a security on a when-issued basis, the adviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser believes that purchasing securities in this manner will be advantageous to the Fund. However, this practice entails certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser employs a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement.

DEBT SECURITIES. Debt securities held by the Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

The Fund may invest in corporate debt obligations that are rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody's (see the Appendix for more information) or, if unrated, of comparable quality) and may have speculative characteristics or be speculative. Lower-rated or comparable unrated bonds include bonds rated BBB by S&P or Baa by Moody's or below. There is no minimum acceptable rating for a security to be purchased or held by the Fund, and it may, from time to time, purchase or hold securities rated in the lowest rating category, including bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of the restructuring, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price of liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond that is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Fund.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. The Fund's subadviser generally follows certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

         CREDIT RESEARCH. The subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

         DIVERSIFICATION. The Fund generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

         ECONOMIC ANALYSIS. The subadviser also analyzes current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by the Fund's of its investment objective through investing in these bonds may be more dependent on the credit analysis of a lower-rated bond than would be the case if the Fund invested exclusively in higher-rated bonds.

MONEY MARKET INSTRUMENTS. Money market instruments are those with remaining maturities of 397 days or less, such as commercial paper (including master demand notes), bank certificates of deposit, bankers' acceptances, and U.S. government securities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Fund does not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, if evidences of ownership of such securities are held outside the U.S., the Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about an U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES. Bankers' acceptances in which the Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS. The Fund's investments in commercial paper are limited to those rated A-1 by S&P or PRIME-1 by Moody's. These and other ratings of money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, and the issuer has a strong position within the industry.

The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

See the Appendix for information with respect to ratings for other debt or equity securities.

OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the 1940 Act, including investing some or all of its assets in one or more other such investment companies. The Fund indirectly bears its pro rata share of any investment advisory and other fund expenses paid by the funds in which it invests.

ILLIQUID SECURITIES. The Fund may make investments in illiquid securities in an amount not exceeding 15% of the Fund's net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and certain Rule 144A securities. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If the Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Fund will not bear the expense of such registration. In determining securities subject to the percentage limitation, the Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to the Fund's limitation on the purchase of illiquid securities, unless the subadviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund, the Fund's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the subadviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

LOANS OF SECURITIES TO BROKER DEALERS. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board, when the income to be earned from the loan justifies the risks.

SHORT SALES "AGAINST THE BOX": The Fund may enter into short sales against the box. If a Fund decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

TEMPORARY BANK BORROWING: The Fund may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS. The Fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York's list of primary reporting dealers, in each case meeting the investment adviser's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty's agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund will engage in repurchase agreements only where it takes physical delivery or, in the case of "book-entry" securities, the security is segregated in the counterparty's account at the Federal Reserve for the benefit of the Fund, to perfect the Fund's claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in a Fund's yield or in the market value of its assets.

TEMPORARY INVESTMENTS. Permissible temporary investments pending investment or for defensive or cash management purposes may include debt securities, including high-yield, high risk debt securities and money market instruments. These investments also may include preferred stock, corporate bonds and debentures; U.S. government securities; instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; repurchase agreements secured by U.S. government securities; or other debt securities. When the Fund is so invested, investment income may increase and constitute a large portion of the Fund's return, and the Fund probably will not participate in market advances or declines to the extent that it would if it were fully invested in stocks.

                             INVESTMENT RESTRICTIONS

At a meeting held April 30, 1999, the Fund adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

FUNDAMENTAL POLICIES

The Fund, irrespective of any fundamental or non-fundamental operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote. The Fund may not:

             1. DIVERSIFICATION: with respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U. S. Government, its agencies, instrumentalities, government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

             2. INDUSTRY CONCENTRATION: purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on : (1) investments in U. S. government securities, in repurchase agreements covering U. S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

             3. BORROWING: borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

             4. REAL ESTATE: purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

             5. LENDING: make loans to other parties if, as a result, more than one-third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

             6. COMMODITIES: purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

             7. UNDERWRITING: be an underwriter (as that term is defined in the 1933 Act ) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

             8. SENIOR SECURITIES: issue any class of senior securities except to the extent consistent with the 1940 Act.

NONFUNDAMENTAL POLICIES

Effective May 1, 1999, the Fund also complies with the following nonfundamental investment policies. The Fund will not:

             1. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions"). (See Fundamental Policy No. 3 "Borrowing.")

             2. LIQUIDITY: invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust's Board of Trustees.

             3. EXERCISING CONTROL OF ISSUERS: make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

             4. OTHER INVESTMENT COMPANIES: invest in securities of another investment company, except to the extent permitted by the 1940 Act.

             5. SHORT SALES: sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

             6. PURCHASING ON MARGIN: purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

             7. LENDING: lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

             8. PLEDGING: pledge its assets except as permitted by the 1940 Act.

                              VALUATION AND PRICING

VALUATION. We determine current value for the Fund's portfolio securities as follows: securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources; and, securities that have a remaining maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. The Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market. All other investments are valued at fair value as determined in good faith by the Board.

PRICING. We compute the Fund's net asset value per share as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange ("Exchange") each day the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

We compute the Fund's redemption value as of the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                  DISTRIBUTIONS

The adviser intends to distribute dividends from net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash. When the investment adviser makes a distribution, it intends to distribute only net capital gains and such income as the investment adviser has determined, to the best of its ability, to be taxable as ordinary income. Therefore, the investment adviser will not make net investment income distributions on the basis of distributable income as computed on the Fund's books but on a federal taxation basis.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Fund's Board has absolute and exclusive control over the management and disposition of all the Fund's assets. Subject to the provisions of its Declaration of Trust, the Fund's business and affairs are managed by the Board of Trustees or other parties so designated by the Board. The Fund's trustees and officers are listed below.

OFFICERS AND INTERESTED TRUSTEES

                                                                                                       PORTFOLIOS IN
                                             TERM OF                                                        FUND         OTHER
                                           OFFICE AND                                                     COMPLEX     DIRECTORSHIPS
                         POSITION(S) HELD   LENGTH OF                                                    OVERSEEN BY     HELD BY
NAME ADDRESS AND AGE         WITH FUND     TIME SERVED   PRINCIPAL OCCUPATION DURING LAST FIVE YEARS      DIRECTOR      DIRECTOR
--------------------         ---------     -----------   -------------------------------------------      --------      --------
 *R. Jay Gerken              Chairman,     Since 2002    Managing Director (1989 to present) of              11            N/A
 399 Park Avenue          President, CEO                 Citigroup Global Markets Inc.;
 New York, NY               and Trustee                  Chairman, President and CEO of Smith
 Age 53                                                  Barney Fund Management LLC; Travelers
                                                         Investment Adviser, Inc. and CitiFund
                                                         Management Inc. Chairman, Chief
                                                         Executive Officer and President, Board
                                                         of Managers (2002-present), six Variable
                                                         Annuity Separate Accounts of The
                                                         Travelers Insurance Company+; Chairman,
                                                         Chief Executive Officer and President,
                                                         Board of Trustees (2002-present), five
                                                         Mutual Funds sponsored by The Travelers
                                                         Insurance Company.++

                                                                                                       PORTFOLIOS IN
                                             TERM OF                                                        FUND         OTHER
                                           OFFICE AND                                                     COMPLEX     DIRECTORSHIPS
                         POSITION(S) HELD   LENGTH OF                                                    OVERSEEN BY     HELD BY
NAME ADDRESS AND AGE         WITH FUND     TIME SERVED   PRINCIPAL OCCUPATION DURING LAST FIVE YEARS      DIRECTOR      DIRECTOR
--------------------         ---------     -----------   -------------------------------------------      --------      --------

 Ernest J. Wright          Secretary to    Since 1994    Vice President and Secretary                        11            N/A
 One Cityplace               the Board                   (1996-present), Assistant Secretary
 Hartford, Connecticut                                   (1994-1996), Counsel (1987-present),
 Age 63                                                  The Travelers Insurance Company;
                                                         Secretary (1994-present), six Variable
                                                         Annuity Separate Accounts of The
                                                         Travelers Insurance Company+; Secretary
                                                         (1994-present), five Mutual Funds
                                                         sponsored by The Travelers Insurance
                                                         Company.++


 Kathleen A. McGah           Assistant     Since 1995    Deputy General Counsel (1999 -                      11            N/A
 One Cityplace             Secretary to                  present); Assistant Secretary
 Hartford, Connecticut       The Board                   (1995-present), The Travelers Insurance
 Age 53                                                  Company; Assistant Secretary
                                                         (1995-present), six Variable Annuity
                                                         Separate Accounts of The Travelers
                                                         Insurance Company+; Assistant Secretary,
                                                         (1995-present), five Mutual Funds
                                                         sponsored by The Travelers Insurance
                                                         Company.++ Prior to January 1995,
                                                         Counsel, ITT Hartford Life Insurance
                                                         Company.


 Andrew B. Shoup            Senior Vice    Since 2004    Director of Citigroup Asset Management;             5             N/A
 125 Broad Street          President and                 Senior Vice President and Chief
 New York, New York            Chief                     Administrative Officer of five Mutual
 Age 47                   Administrative                 Funds sponsored by The Travelers
                              Officer                    Insurance Company.++ Treasurer of
                                                         certain mutual funds associated with
                                                         Citigroup. Head of International Funds
                                                         Administration of CAM (2001-2003);
                                                         Director of Global Funds Administration
                                                         of CAM from 200-2001' Head of U.S.
                                                         Citibank Funds Administration of CAM
                                                         (1998-2000)

 Richard L. Peteka           Treasurer     Since 2002    Director of Citigroup Global Markets,               5             N/A
 125 Broad Street                                        Inc.,; Chief Financial Officer and
 New York, New York                                      Treasurer of certain mutual funds
 Age 42                                                  associated with Citigroup Inc.,;
                                                         Director and Head of Internal Control
                                                         for Citigroup Asset Management U.S.
                                                         Mutual Fund Administration (from
                                                         1999-2002). Treasurer of several
                                                         investment companies associated with
                                                         Salomon Smith Barney Inc.; Treasurer
                                                         (2002-present), five Mutual Funds
                                                         sponsored by The Travelers Insurance
                                                         Company. ++

 Kaprel Ozsolak             Controller     Since 2002    Vice President of Citigroup Global                  5             N/A
 125 Broad Street                                        Markets Inc.; Controller
 New York, New York                                      (2002-present), five Mutual Funds
 Age 38                                                  sponsored by The Travelers Insurance
                                                         Company. ++

 Andrew Beagley                Chief       Since 2002    Director of Citigroup Global Markets,                5             N/A
 399 Park Avenue            Anti-Money                   Inc. (since 2000); Director of
 New York, New York         Laundering                   Compliance, North America, Citigroup
 Age 40                     Compliance                   Asset Management (since 2000); Chief
                              Officer                    Anti-Money Laundering Compliance
                                                         Officer and Vice President of certain
                                                         mutual funds associated with Citigroup;
                                                         Director of Compliance, Europe, the
                                                         Middle East and Africa, Citigroup Asset
                                                         Management (from 1999 to 2000);
                                                         Compliance Officer, Salomon Brothers
                                                         Asset Management Limited, Smith Barney
                                                         Global Capital Management Inc., Salomon
                                                         Brothers Asset Management Asia Pacific
                                                         Limited (from 1997 to 1999); Chief AML
                                                         Compliance Officer of five Mutual Funds
                                                         sponsored by The Travelers Insurance
                                                         Company.++

NON-INTERESTED TRUSTEES

                                                                                                       PORTFOLIOS IN
                                             TERM OF                                                        FUND         OTHER
                                           OFFICE AND                                                     COMPLEX     DIRECTORSHIPS
                         POSITION(S) HELD   LENGTH OF                                                    OVERSEEN BY     HELD BY
NAME ADDRESS AND AGE         WITH FUND     TIME SERVED   PRINCIPAL OCCUPATION DURING LAST FIVE YEARS      DIRECTOR      DIRECTOR
--------------------         ---------     -----------   -------------------------------------------      --------      --------
 Robert E. McGill, III        Trustee      Since 1990    Retired manufacturing executive.                    11            None
 295 Hancock Street                                      Director (1983-1995), Executive Vice
 Williamstown, MA                                        President (1989-1994) and Senior Vice
 Age 73                                                  President, Finance and Administration
                                                         (1983-1989), The Dexter Corporation
                                                         (manufacturer of specialty chemicals and
                                                         materials); Vice Chairman (1990-1992),
                                                         Director (1983-1995), Life Technologies,
                                                         Inc. (life science/biotechnology
                                                         products); Director, (1994-1999), The
                                                         Connecticut Surety Corporation
                                                         (insurance); Director (1995-2000),
                                                         Chemfab Corporation (specialty materials
                                                         manufacturer); Director (1999-2001),
                                                         Ravenwood Winery, Inc.; Director
                                                         (1999-2003), Lydall Inc. (manufacturer
                                                         of fiber materials); Member, Board of
                                                         Managers (1974-present), six Variable
                                                         Annuity Separate Accounts of The
                                                         Travelers Insurance Company+; Trustee
                                                         (1990-present), five Mutual Funds
                                                         sponsored by The Travelers Insurance
                                                         Company.++


 Lewis Mandell               Trustee       Since 1990    Professor of Finance and Managerial                 11          Director
 Trustee                                                 Economics, University at Buffalo since                      (2000-present),
 160 Jacobs Hall                                         1998. Dean, School of Management                             Delaware North
 Buffalo, NY                                             (1998-2001), University at Buffalo;                              Corp.
 Age 61                                                  Dean, College of Business                                     (hospitality
                                                         Administration (1995-1998), Marquette                           business)
                                                         University; Professor of Finance
                                                         (1980-1995) and Associate Dean
                                                         (1993-1995), School of Business
                                                         Administration, and Director, Center
                                                         for Research and Development in
                                                         Financial Services (1980-1995),
                                                         University of Connecticut; Member,
                                                         Board of Managers (1990-present), six
                                                         Variable Annuity Separate Accounts of
                                                         The Travelers Insurance Company+;
                                                         Trustee (1990-present), five Mutual
                                                         Funds sponsored by The Travelers
                                                         Insurance Company.++

 Frances M. Hawk,            Trustee       Since 1991    Private Investor, (1997-present);                   11            None
 CFA, CFP                                                Portfolio Manager (1992-1997), HLM
 Trustee                                                 Management Company, Inc. (investment
 108 Oxford Hill Lane                                    management); Assistant Treasurer,
 Downingtown, PA                                         Pensions and Benefits. Management
 Age 56                                                  (1989-1992), United Technologies
                                                         Corporation (broad-based designer and
                                                         manufacturer of high technology
                                                         products); Member, Board of Managers
                                                         (1991-present), six Variable Annuity
                                                         Separate Accounts of The Travelers
                                                         Insurance Company+; Trustee
                                                         (1991-present), five Mutual Funds
                                                         sponsored by The Travelers Insurance
                                                         Company.++


--------------
 + The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.

 ++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

 * Mr. Gerken is an "interested person" within the meaning of the 1940 Act, as amended, by virtue of his position as Managing Director of Citigroup Global Markets Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting power.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Fund and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2003, the Nominating and Administration Committee met two times.

The Audit Committee monitors the appointment, compensation and termination of the Fund's independent auditors. The Audit Committee also monitors the overall quality of the Fund's financial reports and other financial information, the independence and audit work of the Fund's independent auditors and the Fund's financial reporting policies, practices and internal controls. For the year ended December 31, 2003, the Audit Committee met three times.

For the year ended December 31, 2003, the members of the Nominating and Administration Committee, and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Trustees do not receive any additional compensation for their committee services.

COMPENSATION. Members of the Board who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee for their services to the Fund. Members of the Board who are not affiliated as employees of Citigroup, Inc. or its subsidiaries receive an aggregate retainer of $25,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the six Variable Annuity Separate Accounts established by The Travelers Insurance Company. They also receive an aggregate fee of $3,500 for each meeting of such Boards attended and an additional fee of $1,000 for the second and each subsequent day of a regular scheduled meeting. Board Members with 10 years of service may agree to provide services as an emeritus director at age 72. Upon reaching 80 years of age, a Director must elect status as an emeritus director. An emeritus director will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2003. Mr. Knight Edwards, as emeritus director, was paid $12,500 for the year ended December 31, 2003.

COMPENSATION TABLE.
INTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------------
                                           AGGREGATE          PENSION OR RETIREMENT   TOTAL COMPENSATION FROM
                                       COMPENSATION FROM       BENEFITS ACCRUED AS     FUND AND FUND COMPLEX
     NAME OF PERSON, POSITION                FUND(1)          PART OF FUND EXPENSES      PAID TO DIRECTORS
---------------------------------------------------------------------------------------------------------------
Jay Gerken                                           N/A                      N/A                       N/A
 Chairman and Trustee
---------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

---------------------------------------------------------------------------------------------------------------
                                           AGGREGATE          PENSION OR RETIREMENT   TOTAL COMPENSATION FROM
                                       COMPENSATION FROM       BENEFITS ACCRUED AS     FUND AND FUND COMPLEX
     NAME OF PERSON, POSITION               FUND(1)           PART OF FUND EXPENSES      PAID TO DIRECTORS
---------------------------------------------------------------------------------------------------------------
Robert E. McGill, III
 Trustee                                             $4,454                      N/A                   $49,000
---------------------------------------------------------------------------------------------------------------
Lewis Mandell
 Trustee                                             $4,772                      N/A                   $52,500
---------------------------------------------------------------------------------------------------------------
Frances M. Hawk, CFA, CFP
 Trustee                                             $4,772                      N/A                   $52,500
---------------------------------------------------------------------------------------------------------------

       (1) No compensation was deferred for any trustee or officer under a deferred compensation plan.

The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2003.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Aggregate Dollar Range of Equity
                                                                                      Securities in all Registered Investment
                                              Dollar Range of Equity Securities in       Companies overseen by Directors in
Trustee                                                   the Company                      Family of Investment Companies
-------------------------------------------------------------------------------------------------------------------------------
R. Jay Gerken                                                 None                                      None
-------------------------------------------------------------------------------------------------------------------------------
Robert E. McGill, III                                         None                                      None
-------------------------------------------------------------------------------------------------------------------------------
Lewis Mandell                                                 None                                      None
-------------------------------------------------------------------------------------------------------------------------------
Frances M. Hawk                                               None                                      None
-------------------------------------------------------------------------------------------------------------------------------

                                 CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act, the Fund and its investment advisers have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personnel securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                              DECLARATION OF TRUST

The Fund is organized as a Massachusetts business trust. In accordance with certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Fund were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees, and because the Declaration of Trust provides for indemnification out of Fund property for any shareholder held personally liable for the Fund's obligations.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER - TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") furnishes the Fund with investment management and advisory services in accordance with the terms of an investment advisory agreement that was approved by shareholders on April 23, 1993 (the "Agreement").

TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000 TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of The Travelers Insurance Company, which is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other insurance companies, The Travelers Insurance Company and The Travelers Life and Annuity Company (together "TL&A"), the issuers of the variable contracts that offer The Travelers Series Trust as investment options, received a request for information from the Securities and Exchange Commission
(SEC) and a subpoena from the New York Attorney General regarding market timing and late trading in connection with its variable product operations. TAMIC and TL&A are subsidiaries of Citigroup, Inc. In March 2004, the SEC requested additional information about TL&A's variable product operations on market timing, late trading and revenue sharing. TL&A is providing information regarding The Travelers Series Trust in connection with these requests for information. TL&A is cooperating fully with all of these reviews and is not able to predict their outcomes.

Notwithstanding the above, there are no material pending legal proceedings affecting TAMIC or the Funds.

As required by the 1940 Act, the Agreement continues in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the outstanding voting securities of the Fund. In addition, and in either event, the terms of the Agreement must be approved annually by a vote of a majority of the trustees who are not parties to, or interested persons of any party to, the Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the Agreement. The Agreement further provides that it terminates automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of the Fund; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board or by a vote of a majority of the outstanding voting securities of the Fund; and, may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the Fund's outstanding voting securities.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS. As previously noted, the Board of Trustees oversees the Fund's investment advisers and determines whether to approve and renew the Fund's Investment Advisory Agreements. In reviewing the Agreements, the Board considered a number of factors, many of which are discussed below, but did identify any single factor as controlling.

Capability of the Investment Adviser to Provide Services

The Board considered, among other things, the experience and expertise of each Investment Adviser's personnel. The Board considered such factors as other clients or Funds for which the Adviser performs similar services, investment performance of such other clients or Funds, the length of service to such other clients or Funds and the size of asset pools advised. Additionally, the Board also considered the educational background and professional experience of the Adviser's personnel. The Board also considered the availability of such personnel to the Fund, as well as each Adviser's policies relating to the assignment of personnel to the Fund.

Regulatory Compliance History

The Board considered whether any of the Advisers or any affiliate thereof had any regulatory compliance problems. The Board considered the number and type of complaints, if any, involving the Adviser, and considered any inquiries involving the Adviser by the SEC or other federal or state agencies.

Investment Performance of the Fund

The Board reviewed the performance of the Fund from several perspectives. The Board considered how well the Fund achieved its objective. The Board also compared the Fund's performance with other funds with similar objectives and policies, but with different Advisers. Additionally, the Board compared the performance of the Fund with appropriate market indices.

Profitability of the Investment Adviser

The Board considered the reasonableness of each Adviser's profit, if any, from the fees under each Agreement. The Board assessed the fees in light of each Adviser's overall financial position. The Board considered the appropriateness of the method by which the costs to the Adviser of providing services are computed. The Board examined any collateral benefits to the Adviser as a result of providing services to the Fund as well as collateral benefits to the Fund as a result of its relationship with the Adviser.

Expenses

The Board considered data on the advisory fees of a representative sample of funds that are comparable to the Fund. The Board also considered the expense ratios of a representative sample of funds comparable to the Fund. The Board reviewed whether there have been any economies of scale realized because of common management with other Funds or other Funds managed by the Adviser and considered the potential for further economies of scale.

After evaluation of information received at regular meetings throughout the year, the Board concluded that the Fund's investment advisory agreements are reasonable and fair to the Fund and its shareholders and should be continued.

Under the terms of the Agreement, TAMIC shall:

                  (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the Fund's investment policy affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's portfolio or are under consideration for inclusion therein;

                  (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Fund;

                  (3) regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

                  (4) take such steps as are necessary to implement the investment program approved by the Board;

                  (5) regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Fund; and

                  (6) be authorized to engage a subadviser to furnish investment management information and advice to assist TAMIC in carrying out its responsibilities under this agreement.

ADVISORY FEES. For furnishing investment management and advisory services to the Fund, TAMIC is paid a fee, computed daily and payable weekly, at an annual rate of 0.75% of the Fund's average daily net assets. For the years ended December 31, 2001, 2002 and 2003 the Fund paid TAMIC investment advisory fees of $11,070,829, $7,878,635 and $6,734,977, respectively.

Under the Agreement, the Company has agreed to reimburse the Fund for the amount by which its aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of the Fund's average net assets for any year. Because its aggregate annual expenses did not exceed 1.25% for the years ended December 31, 2001, 2002, and 2003, the Fund received no reimbursements from the Company.

THE SUBADVISER. Janus Capital Management LLC ("Janus Capital") formerly Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado, has been employed by TAMIC as a subadviser to manage the Fund's daily investment operations, subject to the supervision of both TAMIC and the Board. TAMIC pays subadvisory fees to Janus. Janus Capital Group Inc., a publicly traded holding company with principal operations in financial asset management businesses, owns approximately 92% of the outstanding member interests of Janus Capital. Janus Capital also acts as investment adviser to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts.

PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds. In addition, the NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges those executives submitted false documents to open an account in Janus Worldwide Fund.

Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices or federal grand juries - which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. In addition, Janus International Limited, a subsidiary of Janus Capital Group Inc. established in England and registered as an investment adviser with the Financial Services Authority ("FSA") in the United Kingdom, has received a request for information related to frequent trading, late day trading, revenue sharing and related topics from the FSA. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or intend to continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry.

As of the date of this supplement, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against any of the Janus funds, Janus Capital Group Inc. or its subsidiaries. While Janus Capital has had discussions with government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

Janus Capital is in the process of conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this supplement, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus Capital also believes that there were several discretionary frequent trading arrangements in Janus' offshore mutual fund business, and these arrangements have also been terminated. In the case of one offshore fund, the Janus World Funds Plc ("JWF"), outside legal counsel retained by Janus International Limited conducted an investigation and concluded that there had been no wrongdoing in relation to frequent trading in JWF and reported its findings to the U.K. regulators. Similar investigations by outside legal counsel are underway in relation to the other Janus offshore funds. In addition, given that most offshore jurisdictions have their own unique set of business and product structures, as well as rules and regulations, Janus Capital is working with its foreign legal counsel and its offshore distributors to develop appropriate guidelines for defining existing and future business practices.

As noted earlier, the pending investigations by the NYAG and other agencies seek to determine whether late trading occurred in mutual funds managed by Janus Capital. Because many mutual fund transactions are cleared and settled through financial intermediaries and because certain individuals who dealt with several of the significant discretionary frequent trading relationships are no longer employees of Janus Capital, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to discretionary trading accounts, and
(4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of
Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and
(vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus International Holding LLC, Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

These lawsuits were filed in a number of state and federal jurisdictions. Janus Capital Group Inc. filed a motion with the Judicial Panel on Multidistrict Litigation (the "MDL Panel") to have all of the actions against Janus Capital Group Inc. or any of its affiliates, including the Janus funds, transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions were also filed by other plaintiffs and defendants. On February 20, 2004, the MDL Panel ruled on all of the transfer and coordination motions, and transferred all of the actions involved, including all of the actions involving Janus Capital Group Inc. or any of its affiliates, to the United States District Court for the District of Maryland for further coordinated or consolidated pretrial proceedings. The Federal District Court in Maryland now has scheduled an initial hearing in all of the transferred actions for April 2, 2004 in Baltimore. For each case, Janus Capital Group Inc. had requested a stay of all proceedings pending a transfer order from the MDL Panel. Such a stay was entered, or was not opposed, in the majority of pending cases. A stay was denied in only one case, in the Southern District of Illinois, and that case was remanded to Illinois state court for further proceedings.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

TAMIC pays Janus Capital for services as subadviser, a subadvisory fee based on the Fund's average daily net assets, calculated at an annual rate of 0.55% of the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% on the amount over $500,000,000. For the years ended December 31, 2001, 2002 and 2003 TAMIC paid Janus Capital subadvisory fees of $4,428,331, $5,187,573, and $ 4,313,143, respectively.

                               REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself under the 1940 Act, however, to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                                    BROKERAGE

Subject to the Board's approval, TAMIC's and Janus Capital's policy, in executing transactions in portfolio securities, is to seek best execution of orders at the most favorable prices. Determining what may constitute best execution and price in the execution of a securities transaction by a broker involves considering, without limitation:

       o the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other cost paid;

       o      the efficiency with which the transaction is effected;

       o the ability to effect the transaction at all where a large block is involved;

       o the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

       o      the financial strength and stability of the broker.

       o      confidentiality of the transaction, as well as anonymity.

Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services TAMIC or Janus Capital is required to perform under its investment advisory or subadvisory agreement. The cost, value, and specific application of such information are indeterminable and hence are not practicably allocable among the Fund and other clients of TAMIC or Janus Capital who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments are usually principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters do include the underwriting commission or concession, and purchases from dealers serving as market makers do include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund deals with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees are incurred in connection with futures transactions, and the Fund is required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC or Janus Capital may follow a policy of considering the sale of shares of the Fund a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

TAMIC's or Janus Capital's policy with respect to brokerage is and will be reviewed by the Board periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

The Fund's total brokerage commissions for the years ended December 31, 2001, 2002 and 2003 were $1,144,133, $996,443 and $1,017,640, respectively. No brokerage business was placed with any brokers affiliated with the Fund's investment adviser or subadviser during the past three years.

                               FUND ADMINISTRATION

Since 1996 The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative services agreement with SBFM, another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual of 0.02% of the average daily net assets of the Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of the Fund's average daily net assets. For the years ended December 31, 2001, 2002 and 2003 the Fund paid administration fees to TIC of $885,666, $630,291 and $538,798,

                               SHAREHOLDER RIGHTS

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after the insurance company makes payment to the Fund's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues one class of shares that participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, the shares are fully paid and nonassessable by the Fund. Shares have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the separate account prospectus that accompanies the Fund's prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Fund's Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

The Fund has delegated to the subadviser proxy voting responsibilities for the securities held by the Fund. Please see Appendix B for more information on proxy voting policies and procedures.

                         FEDERAL TAX STATUS OF THE FUND

The following discussion of the federal tax status of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

The Fund is treated as a separate taxpayer for federal income tax purposes. The Fund intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If the Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Fund intends to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, the Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

The Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. If the Fund has a seed money account that has more than $250,000 invested in the Fund, then the Fund must make (and intends to make) the foregoing distributions of income in order to avoid paying the excise tax.

Section 817(h) Diversification Requirements

The Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Fund) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which the Fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), the Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

    o no more than 55% of the Fund's total assets may be represented by any one investment

    o   no more than 70% by any two investments

    o   no more than 80% by any three investments

    o   no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied, and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year the Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if the Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Fund's investment advisers and subadvisers and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for the Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2003, the Fund has capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, the Fund may carry forward such capital losses to offset realized capital gains in future years.

-------------------------------------------------------------
            AMOUNT                    EXPIRATION DATES:
                                         DECEMBER 31,
-------------------------------------------------------------
          $41,615,000                       2008
-------------------------------------------------------------
         $151,853,000                       2009
-------------------------------------------------------------
          $74,123,000                       2010
-------------------------------------------------------------
         $104,925,000                       2011
-------------------------------------------------------------

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by the Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Fund's assets to be invested within various countries is not now known. The Fund intends that it will operate so as to qualify for applicable treaty-reduced rates of tax.

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the Fund to recognize taxable income or gain without the concurrent receipt of cash. If the Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

If the Fund invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because the Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

The Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) , and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company, management seeks to monitor the Fund's transactions, seeks to make the appropriate tax elections on behalf of the Fund, and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who direct assets to the Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

OTHER INFORMATION. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                                   PERFORMANCE

The Company may include a Fund's total return, average annual total return, and yield in advertisements and other sales literature. These figures are based on historical earnings and are not a guarantee of future performance. Additionally, these figures do not include the deduction of any contract charges, which, if reflected, would reduce the quoted performance.

Total Return

Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The standard total return shows what an investment in the fund would have earned over a specified period of time (one, five or ten years) assuming all distributions and dividends by the fund were invested on the reinvestment dates during the period less all recurring fees. Aggregate total return represents the cumulative change in the value of an investment in a fund for the specified period.

Average Annual Total Return

These figures are computed according to formula prescribed by the SEC. The formula is as follows:

P(1+T) /n/ =ERV
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Yield

The yield of a fund refers to the net investment income earned by investments in the fund over a 30 day period. Yield is computed by dividing the net investment income per share earned during a specified 30 day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the fund; income on short-term obligations is based on current payment rate. This net investment income is then annualized, i.e., the amount of income earned by the investments during that 30 day period is assumed to be earned each 30 day period for 12 periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies.

The standard formula is as follows:

Yield = 2[((a - b) / (c x d) +1) - 1] 6

a = dividends and interest earned during the period b = expenses accrued for the period (net of waiver or reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

                              FINANCIAL STATEMENTS

The Fund's fiscal yearend is December 31st. Financial statements for the Fund's annual and semi-annual periods will be distributed to shareholders of record.

KPMG LLP, 757 Third Avenue, New York, NY 10017, has been selected as independent auditors to examine and report on the Fund's financial statements. The financial statements for the Fund have been audited by KPMG LLP for the fiscal year ended December 31, 2003. The financial statements of the Fund and the Report of Independent Auditors are contained in the Fund's Annual Report, which is incorporated by reference in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

On April 1, 2003, the Company owned 100% of the Fund's outstanding shares. The Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. The Company's home office is located at One Cityplace, Hartford, Connecticut 06103.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the Fund's custodian. The custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering securities sold against payment, receiving and collecting income from investments, and making payments covering expenses of the Fund, all as directed by persons authorized by the Fund. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.

Citicorp Trust Bank, fsb (formerly, Travelers Bank & Trust, fsb), 125 Broad Street, New York, NY 10004, will maintain the records relating to its function as transfer agent for the Fund.

PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the sub-transfer agent for the Fund.

Sutherland Asbill & Brennan LLP serves as Fund counsel. It is located at 1275 Pennsylvania Avenue, N.W., Washington, DC 20004.

Except as otherwise stated in its prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this SAI, or any supplemental sales literature issued by the Fund, and no person is entitled to rely on any information or representation not contained in the prospectus.

The Fund's prospectus and this SAI omit certain information contained in the Fund's registration statement filed with the SEC, which investors may obtain from the SEC's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC. Otherwise, investors may obtain the Fund's registration for free by accessing the SEC's website at http//www.sec.gov.

                                   APPENDIX A

                            COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 or A-2 by S&P or PRIME-1 or PRIME-2 by Moody's. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Commercial paper rated PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Commercial paper rated PRIME-2 has a strong capacity for repayment of short-term promissory obligations.

Common and Preferred Stock Ratings

MOODY'S COMMON STOCK RATINGS

Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented include: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (I) a ten year comparative statistical analysis.

This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently, and what its future performance prospects appear to be.

These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

             (1) High Grade

             (2) Investment Grade

             (3) Medium Grade

             (4) Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

Preferred stock ratings and their definitions are as follows:

       1. aaa: An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

       2. aa: An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

       3. a: An issue that is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

       4. baa: An issue that is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

       5. ba: An issue that is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

       6. b: An issue that is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

       7. caa: An issue that is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

       8. ca: An issue that is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

       9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

       a. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       b. Nature of and provisions of the obligation; and

       c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

       1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

       3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

       1. Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

       2. Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

       3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       4. Baa - Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       5. Ba - Bonds that are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       6. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH CORPORATE BOND RATINGS

       1. AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       2. AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+".

       3. A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       4. BBB - Bonds considered investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to have adverse impact on these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

       5. BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

       6. B - Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

       7. CCC - Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

       8. CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

       9. C - Bonds are in imminent default in payment of interest or principal.

       10. DDD, DD AND D - Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-) - Plus and minus signs are used (except in "AAA" category) with a rating symbol to indicate the relative position of a credit within the rating category.

                                   APPENDIX B

                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Guidelines
                                    June 2003

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

     1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

     2. Janus will generally vote in favor of all uncontested director candidates.

     3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

    10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

    11. Janus will generally vote with management regarding proposals to declassify a board.

AUDITORS

    12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

    13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

    14. Janus PMs will have to weigh in on proposals relating to contested auditors.

EQUITY BASED COMPENSATION PLANS

    15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

    16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

         If current employee/internal ownership is less than or equal to 2% of
         TSO: up to 6.5% (one time grant).

         If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

         If current employee/internal ownership is greater than 15%: up to 3.5% per year.

    17.  Janus will generally oppose annual option grants that exceed 5% of TSO.

    18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

    19. Janus will generally oppose proposals regarding the repricing of underwater options.

    20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

    21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

    22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

    23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

    24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

    25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

    26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

    27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

    28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and 3) using restricted stock grants instead of options.

    29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

OTHER CORPORATE MATTERS

    30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

    31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

    32. Janus will generally oppose proposals for different classes of stock with different voting rights.

    33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note:
         Janus has a poison pill.)

    34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

    35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

    36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

    37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

    38.  Janus PMs will need to weigh in on plans of reorganization.

    39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

    40. Janus will generally vote in favor of proposals regarding changes in company name.

    41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

    42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

    43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

    44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

    45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

    46. Janus will generally vote in favor of proposals to adopt cumulative voting.

    47. Janus will generally vote in favor of proposals to require that voting be confidential.

    48. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

    49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Procedures
                                    June 2003

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote
-------------------------
(1) All references to portfolio managers include assistant portfolio managers.

recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION.

Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                            CAPITAL APPRECIATION FUND

                       STATEMENT OF ADDITIONAL INFORMATION


























L-11171S                                                     TIC Ed. 5-2004
                                                             Printed in U.S.A.

                                     PART C

                                OTHER INFORMATION

ITEM 23.      EXHIBITS

--------------------------------------------------------------------------------
   (a) Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on April 11, 1996.)
--------------------------------------------------------------------------------
            (b) Registration Statement on Form N-1A filed on April 11
--------------------------------------------------------------------------------
 (d)(1) Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation.

            (Incorporated herein by reference to Exhibit 5(A) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)
--------------------------------------------------------------------------------
(d)(1)(i) Amendment to Investment Advisory Agreement between the Registrant and Travelers Asset Management International Company, LLC. Filed herewith.
--------------------------------------------------------------------------------
 (d)(2) Sub-Advisory Agreement between Travelers Asset Management International Company LLC and Janus Capital Corporation. (Incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 33, file No. 2-76640 to the Registration Statement on Form N-1A filed April 8, 2002.
--------------------------------------------------------------------------------
(d)(2)(i) Management International Company LLC and Janus Capital Corporation. Filed herewith.
--------------------------------------------------------------------------------
 (g)(1) Master Custody Agreement with State Street Bank and Trust. (Incorporated herein by reference to Exhibit g(5) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, File No. 33-75644, Accession No. 0000950130-02-001166 filed February 27,
            2002.)
--------------------------------------------------------------------------------
 (h)(1) Form of Amended and Restated Administrative Services Agreement between the Registrant and The Travelers Insurance Company. Filed herewith.
--------------------------------------------------------------------------------
 (h)(2) Transfer Agency and Services Agreement between Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) and the Registrant. (Incorporated herein by reference to Exhibit h.2 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed on February 28, 2001.)
--------------------------------------------------------------------------------
 (h)(3) Sub-Transfer Agency and Services Agreement between Registrant and PFPC Global Fund Services. (Incorporated herein by reference to Exhibit h.3 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed February 28, 2001.).
--------------------------------------------------------------------------------
   (i) An opinion and consent of counsel as to the legality of the securities registered by the Registrant. (Incorporated herein by reference to the Registrant's Rule 24f-2 Notice filing on March 25, 1998.)
--------------------------------------------------------------------------------
 (j)(1)     Consent of KPMG LLP, Independent Auditors. Filed herewith.
--------------------------------------------------------------------------------
 (j)(2) Powers of Attorney authorizing Ernest J. Wright or Kathleen A McGah as signatories for Heath B. McLendon, Knight

            Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on April 11, 1996.)
--------------------------------------------------------------------------------
 (j)(3) Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Lewis E. Daidone.

            (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)
--------------------------------------------------------------------------------
 (j)(4) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for R. Jay Gerken and Richard

            Peteka. (Incorporated herein by reference to Exhibit (j)(4) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on April 28, 2004.)
--------------------------------------------------------------------------------
 (p)(1) Code of Ethics of Capital Appreciation Fund. Incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 32 to the Registration Statement filed April 17, 2001.)
--------------------------------------------------------------------------------
 (p)(2) Code of Ethics of Janus Capital Corporation. Incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 32 to the Registration Statement filed April 17, 2001.)
--------------------------------------------------------------------------------

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not Applicable.

ITEM 25. INDEMNIFICATION

Provisions for the indemnification of the Fund's Trustees and officers are contained in the Fund's Declaration of Trust which was filed with Post-Effective Amendment No. 24 to the Fund's Registration Statement as Exhibit 1 on April 11, 1996.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information as to Officers and Directors of Travelers Asset Management International Company LLC (TAMIC), the Investment Adviser for Capital Appreciation Fund, is in included in its Form ADV (File No. 801-57536) filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of Janus Capital Corporation, the Subadviser to the Fund, is in included in its Form ADV (File No. 801-13991) filed with the Commission, which is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

(1)    Smith Barney Fund Management LLC
       125 Board Street
       New York, NY 10004

(2)    State Street Bank & Trust Company
       225 Franklin Street
       Boston, MA 02110

(3)    PFPC Global Fund Services (formerly First Data Investor
       Services Group, Inc.) 101 Federal Street
       Boston, MA 02110

(4) Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) 125 Broad Street
       New York, New York 10004

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Capital Appreciation Fund, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, and state of Connecticut, on the 30th day of April, 2004.

                            CAPITAL APPRECIATION FUND

                                  (Registrant)

                                  By:  *R. Jay Gerken
                                       -------------------------------------
                                       R. Jay Gerken
                                       Chairman, Board of Trustees
                                       Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed below by the following persons in the capacities indicated on the 30th day of April 2003.


R. JAY GERKEN
                                                 Chairman of the
----------------------------------------------   Board, President and Chief
(R. Jay Gerken)                                  Executive Officer

*Robert E. McGill III                            Trustee
----------------------------------------------
(Robert E. McGill III)

*Lewis Mandell                                   Trustee
----------------------------------------------
(Lewis Mandell)

*Frances M. Hawk                                 Trustee
----------------------------------------------
(Frances M. Hawk)

*RICHARD PETEKA                                  Treasurer
----------------------------------------------
(Richard Peteka)


*By: /s/Ernest J. Wright, Attorney-in-Fact
Secretary, Board of Trustees

                                  EXHIBIT INDEX

------------------------------------------------------------------------------------------------------------
     EXHIBIT     DESCRIPTION
     NUMBER                                                                             METHOD OF FILING
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
   (d)(1)(i)     Amendment to Investment Advisory Agreement between the              Electronically
                 Registrant and  Travelers Asset Management
                 International Company, LLC.
------------------------------------------------------------------------------------------------------------
   (d)(2)(i)     Amendment to Investment Subadvisory Agreement between Travelers     Electronically
                 Asset  Management International Company LLC and
                 Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------
   (h)(1)        Form of Amended and Restated Administrative Services Agreement      Electronically
                 between the Registrant and The Travelers Insurance Company
------------------------------------------------------------------------------------------------------------
   (j)(1)        Consent of KPMG LLP, Independent Auditors.                          Electronically
------------------------------------------------------------------------------------------------------------